Exhibit 99.1

Press Release

Ikanos Communications Announces Results for the

Fiscal Third Quarter of 2013

Q3 Highlights:

•	Revenue of $16.9 million

•	GAAP Gross Profit of 51%

•	GAAP Operating Expenses of $17.0 million

•	Cash, Cash Equivalents and Short-Term Investments of $25.6 million

FREMONT, Calif., October 29, 2013 — Ikanos Communications, Inc. (NASDAQ: IKAN), a leading provider of advanced broadband semiconductor and integrated software products for the digital home, today announced its financial results for the fiscal third quarter of 2013 ended September 29, 2013.

“Ikanos achieved better than expected third-quarter results with gross profits exceeding our target, while revenue ended near the mid-range of our guidance,” said Dennis Bencala, chief financial officer and vice president of finance at Ikanos. “We achieved revenue of $16.9 million, with a GAAP gross profit of 51%, well above our guidance of 47% to 49%. We also sequentially reduced operating expenses for the fourth consecutive quarter, with OPEX down to $17.0 million and below our guidance of $17.5 to $18.5 million. Additionally, quarter-end inventory was managed to $1.6 million, while meeting customer demand and contributing to a quarter ending cash and short-term investments balance of $25.6 million.”

“While we continued to grow our opportunity pipeline with a number of new design wins in Q3, we also took a significant step forward in securing Ikanos’ position in the emerging FTTdp market,” said Omid Tahernia, president and CEO at Ikanos. “This was accomplished through the introduction of our single-port CO processor, the Velocity™-Uni, which was formally launched at the Broadband World Forum (BBWF) conference in Amsterdam last week. Also at the conference, we were quite pleased to be selected as the recipient of InfoVision’s “Best Broadband Enabler” award this year, with our Velocity™-3 taking the top spot in recognition of its technical excellence.”

“While we continue to navigate through the current transition in our business, we remain positive on the outlook,” continued Tahernia. “We see the additional design wins, the expansion of our TAM with new products such as inSIGHT and Velocity™-Uni, and the early customer demand for our next generation G.fast platform, creating tremendous market momentum and future growth potential for our overall business.”

Financial Highlights

Ikanos reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP) and additionally on a non-GAAP basis. Non-GAAP net income (loss), non-GAAP gross profits, non-GAAP operating expenses and non-GAAP earnings per share, where applicable, exclude the income statement effects of stock-based compensation, restructuring charges and amortization of intangible assets. Ikanos has provided these measures because its management believes these additional non-GAAP measures are useful to investors for performing financial analysis as these additional measures highlight Ikanos’ recurring operating results. Ikanos’ management uses these non-GAAP measures internally to evaluate Ikanos operating performance and to plan for its future. However, non-GAAP measures are not a substitute for GAAP reporting. For a reconciliation of GAAP versus non-GAAP financial information, please see the attached schedules.

Fiscal Third Quarter 2013 Results

Revenue for the third quarter of 2013 was $16.9 million, compared to revenue of $31.4 million for the third quarter of 2012 and revenue of $19.1 million for the second quarter of 2013. GAAP gross profit for the third quarter of 2013 was 51%, compared to a GAAP gross profit of 47% for the third quarter of 2012 and GAAP gross profit of 49% for the second quarter of 2013.

Non-GAAP gross profit for the third quarter of 2013 was 52%, compared to a non-GAAP gross profit of 48% for the third quarter of 2012 and non-GAAP gross profit of 49% for the second quarter of 2013.

GAAP operating expenses for the third quarter of 2013 were $17.0 million, compared to operating expenses of $21.1 million for the third quarter of 2012 and operating expenses of $17.5 million for the second quarter of 2013.

Non-GAAP operating expenses for the third quarter of 2013 were $16.0 million, compared to non-GAAP operating expenses of $20.2 million for the third quarter of 2012 and non-GAAP operating expenses of $16.5 million for the second quarter of 2013.

GAAP net loss for the third quarter of 2013 was $(8.7) million, or a loss of $(0.12) per share on 71.7 million weighted average shares outstanding. This compares with a net loss of $(6.4) million, or a loss of $(0.09) per share on 69.8 million weighted average shares outstanding for the third quarter of 2012 and a GAAP net loss of $(8.7) million, or a loss of $(0.12) per share on 71.2 million weighted average shares outstanding for the second quarter of 2013.

Non-GAAP net loss for the third quarter of 2013 was $(7.5) million, or a loss of $(0.11) per share on 71.7 million weighted average shares outstanding compared to a non-GAAP net loss of $(5.1) million, or a loss of $(0.07) per share on 69.8 million weighted average shares outstanding for the third quarter of 2012, and a non-GAAP loss of $(7.5) million, or a loss of $(0.11) per share on 71.2 million weighted average shares outstanding for the second quarter of 2013.

Cash, cash equivalents and short-term investments at the end of third quarter of 2013 were $25.6 million, compared to $27.3 million at the end of the second quarter of 2013.

Additionally, at the end of the third quarter of 2013 inventory was $1.6 million compared to $4.0 million at the end of the second quarter of 2013. Current liabilities at the end of the third quarter of 2013 were $25.8 million, compared to $21.1 million at the end of the second quarter of 2013.

Outlook

Revenue is expected to be between $17.0 million and $19.0 million for the fiscal fourth quarter of 2013.

GAAP gross profit for the fiscal fourth quarter of 2013 is expected to be between 49% and 51%. Non-GAAP gross profit is expected to be between 50% and 52% for the fourth quarter of 2013.

GAAP operating expenses for the fiscal fourth quarter of 2013 are expected to be in the range of $17.0 million to $18.0 million. On a non-GAAP basis operating expenses are expected to be in the range of $16.0 million to $17.0 million for the fourth quarter of 2013.

GAAP net loss for the fiscal fourth quarter of 2013 is expected to be in the range of approximately $(7.5) million to $(9.9) million, or a GAAP loss per share of $(0.10) to $(0.14). Non-GAAP net loss for the fiscal fourth quarter of 2013 is expected to be in the range of approximately $(6.5) million to $(8.6) million, or a non-GAAP loss per share of $(0.09) to $(0.12).

Third Quarter Conference Call

Management will review the third quarter financial results and its expectations for subsequent periods on a conference call on Tuesday, October 29, 2013 at 1:30 p.m. Pacific Time. To listen to the call, please visit http://www.ikanos.com/investor/irevents/ and click on the link provided for the webcast or dial (888) 428-9490 or (719) 325-2432 and enter conference ID 8616859. The webcast will be archived and available for 90 days at http://www.ikanos.com/investor/irevents/. A replay of the conference call will be accessible until January 27, 2014 by dialing (888) 203-1112 or (719) 457-0820 and entering conference ID 8616859.

About Ikanos Communications, Inc.

Ikanos Communications, Inc. (NASDAQ: IKAN) is a leading provider of advanced broadband semiconductor and integrated software products for the digital home. The company’s broadband DSL, communications processors and other offerings power access infrastructure and customer premises equipment for many of the world’s leading network equipment manufacturers and telecommunications service providers. For more information, visit www.ikanos.com.

© 2013 Ikanos Communications, Inc. All Rights Reserved. Ikanos Communications, Ikanos and the Ikanos logo, the Bandwidth without boundaries tagline, Fusiv, inSIGHT, Neos, Ikanos Velocity and Ikanos NodeScale are among the trademarks or registered trademarks of Ikanos Communications. All other trademarks mentioned herein are properties of their respective holders.

Safe Harbor Statement

Some of the statements included in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and our industry in general. Statements that include the words “expect,” “intend,” “plan,” “believe,” “anticipate,” “estimate,” and similar statements of a future or forward-looking nature identify forward-looking statements.

Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the following: our ability to reduce or maintain operating expenses at current levels; our ability to successfully complete the public offering as described in our Registration Statement on Form S-1 filed on August 23, 2013; our ability to translate customer demand into revenue; our ability to deliver full production releases of our newer products and the acceptance of those products by our customers and telecommunications service providers; that not all design wins nor successful lab or field trials will result in revenue for us; macroeconomic conditions which may cause our customers to defer purchasing plans or cancel any purchasing plans altogether despite successful design wins; that production ramps by our customers will continue at the same rate or at all; the continued demand by telecommunications service providers for our specific xDSL semiconductor products; our ability to maintain an adequate cash and short-term investment balance; our ability to comply with the financial covenants in our credit agreement; the failure of telecommunications service providers to implement deployment plans on schedule, or at all, despite positive engagements or successful lab or field trials; our continued ability to obtain and deliver production volumes of new and current products and technologies; our ability to generate demand and close transactions for the sale of our products; our ability to develop commercially successful products as a result of our current research and development programs; our reliance on third parties to manufacture the products we sell; competition in the markets in which we operate; risks associated with doing business abroad, including foreign currency risks; the fact that the products we sell may not satisfy shifting customer demand or compete successfully with our competitors’ products; that our offering of standalone software, selling directly to telecommunications service providers, will generate any revenue for us or result in significant or any operational costs savings for the telecommunications service providers; and unexpected future costs, expenses, and financing requirements. For a more detailed discussion of how these and other risks and uncertainties could cause our actual results to differ materially from those indicated in our forward-looking statements, see our reports filed with SEC (available at www.sec.gov), including our Annual Report on Form 10-K for the fiscal year ended December 30, 2012, our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2013, and our Registration Statement on Form S-1 filed on August 23, 2013. Ikanos undertakes no obligation to update or revise these forward-looking statements to reflect events or circumstances subsequent to date of this press release.

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Revenue	$16,900	$31,375	$62,167	$94,190
Cost of revenue	8,263	16,620	30,272	48,274

Gross profit	8,637	14,755	31,895	45,916

Operating expenses:
Research and development	12,455	16,581	38,572	43,423
Selling, general and administrative	4,589	4,507	14,227	13,835
Restructuring	—	—	—	1,062

Total operating expenses	17,044	21,088	52,799	58,320

Loss from operations	(8,407)	(6,333)	(20,904)	(12,404)
Interest income and other, net	(147)	61	(507)	(251)

Loss before income taxes	(8,554)	(6,272)	(21,411)	(12,655)
Provision for income taxes	111	85	343	406

Net loss	$(8,665)	$(6,357)	$(21,754)	$(13,061)

Net loss per share
Basic and diluted	$(0.12)	$(0.09)	$(0.31)	$(0.19)

Weighted average number of shares
Basic and diluted	71,662	69,788	71,086	69,555

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended
	September 29, 2013	June 30, 2013	September 30, 2012
Revenue	$16,900	$19,115	$31,375
Cost of revenue	8,263	9,813	16,620

Gross profit	8,637	9,302	14,755

Operating expenses:
Research and development	12,455	12,599	16,581
Selling, general and administrative	4,589	4,866	4,507
Restructuring	—	—	—

Total operating expenses	17,044	17,465	21,088

Loss from operations	(8,407)	(8,163)	(6,333)
Interest income and other, net	(147)	(442)	61

Loss before income taxes	(8,554)	(8,605)	(6,272)
Provision for income taxes	111	68	85

Net loss	$(8,665)	$(8,673)	$(6,357)

Basic and diluted net loss per share	$(0.12)	$(0.12)	$(0.09)

Weighted average outstanding shares:
Basic and diluted	71,662	71,182	69,788

IKANOS COMMUNICATIONS, INC.

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended September 29 , 2013				Three Months Ended September 30, 2012
	As Reported	Non-GAAP Adjustments		Non-GAAP	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$16,900	$—		$16,900	$31,375	$—		$31,375
Cost of revenue	8,263	(2	)(a)	8,141	16,620	4	(a)	16,171
		(120	)(b)			(453	)(b)

Gross profit	8,637	(122)		8,759	14,755	(449)		15,204

Operating expenses:
Research and development	12,455	(673	)(a)	11,782	16,581	(514	)(a)	16,067
Selling, general and administrative	4,589	(250	)(a)	4,255	4,507	(209	)(a)	4,173
		(84	)(b)			(125	)(b)
Restructuring	—	—		—	—	—		—

Total operating expenses	17,044	(1,007)		16,037	21,088	(848)		20,240

Loss from operations	(8,407)	1,129		(7,278)	(6,333)	1,297		(5,036)
Interest income and other, net	(147)	—		(147)	61	—		61

Loss before income taxes	(8,554)	1,129		(7,425)	(6,272)	1,297		(4,975)
Provision for income taxes	111	—		111	85	—		85

Net loss	$(8,665)	$1,129		$(7,536)	$(6,357)	$1,297		$(5,060)

Net loss per share:
Basic and diluted	$(0.12)			$(0.11)	$(0.09)			$(0.07)

Weighted average outstanding shares:
Basic and diluted	71,662			71,662	69,788			69,788

Notes:

	Three Months Ended
	September 29, 2013	September 30, 2012
(a) Stock-based compensation	$925	$719
(b) Amortization of acquired intangible assets	204	578

Total non-GAAP adjustments	$1,129	$1,297

IKANOS COMMUNICATIONS, INC.

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended June 30, 2013
	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$19,115	$—		$19,115
Cost of revenue	9,813	(2	)(a)	9,692
		(119	)(b)

Gross profit	9,302	(121)		9,423

Operating expenses:
Research and development	12,599	(551	)(a)	12,048
Selling, general and administrative	4,866	(337	)(a)	4,404
		(125	)(b)
Restructuring	—	—		—

Total operating expenses	17,465	(1,013)		16,452

Loss from operations	(8,163)	1,134		(7,029)
Interest income and other, net	(442)	—		(442)

Loss before income taxes	(8,605)	1,134		(7,471)
Provision for income taxes	68	—		68

Net loss	$(8,673)	$1,134		$(7,539)

Net loss per share:
Basic and diluted	$(0.12)			$(0.11)

Weighted average outstanding shares:
Basic and diluted	71,182			71,182

Notes:

Three Months Ended June 30, 2013
(a) Stock-based compensation	$890
(b) Amortization of acquired intangible assets	244

Total non-GAAP adjustments	$1,134

IKANOS COMMUNICATIONS, INC.

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Nine Months Ended September 29, 2013				Nine Months Ended September 30, 2012
	As Reported	Non-GAAP Adjustments		Non-GAAP	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$62,167	$—		$62,167	$94,190	$—		$94,190
Cost of revenue	30,272	(5	)(a)	29,908	48,274	2	(a)	46,823
		(359	)(b)			(1,453	)(b)

Gross profit	31,895	(364)		32,259	45,916	(1,451)		47,367

Operating expenses:
Research and development	38,572	(1,795	)(a)	36,777	43,423	(1,450	)(a)	41,973
Selling, general and administrative	14,227	(850	)(a)	13,044	13,835	(569	)(a)	12,891
		(333	)(b)			(375	)(b)
Restructuring	—	—		—	1,062	(1,062	)(c)	—

Total operating expenses	52,799	(2,978)		49,821	58,320	(3,456)		54,864

Loss from operations	(20,904)	3,342		(17,562)	(12,404)	4,907		(7,497)
Interest income and other, net	(507)	—		(507)	(251)	—		(251)

Loss before income taxes	(21,411)	3,342		(18,069)	(12,655)	4,907		(7,748)
Provision for income taxes	343	—		343	406	—		406

Net loss	$(21,754)	$3,342		$(18,412)	$(13,061)	$4,907		$(8,154)

Net loss per share:
Basic and diluted	$(0.31)			$(0.26)	$(0.19)			$(0.12)

Weighted average outstanding shares:
Basic and dilluted	71,086			71,086	69,555			69,555

Notes:

	Nine Months Ended
	September 29, 2013	September 30, 2012
(a) Stock-based compensation	$2,650	$2,017
(b) Amortization of acquired intangible assets	692	1,828
(c) Restructuring	—	1,062

Total non-GAAP adjustments	$3,342	$4,907

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Balance Sheets

(In thousands)

	September 29, 2013	June 30, 2013	December 30, 2012
Assets
Current assets:
Cash, cash equivalents and short-term investments	$25,645	$27,321	$31,176
Accounts receivable	13,843	12,091	15,748
Inventory	1,571	4,037	8,122
Prepaid expenses and other current assets	3,640	4,035	5,892

Total current assets	44,699	47,484	60,938
Property and equipment, net	8,775	8,925	8,769
Intangible assets, net	837	1,040	1,529
Other assets	2,250	2,482	2,612

	$56,561	$59,931	$73,848

Liabilities and Stockholders’ Equity
Current liabilities:
Revolving line	$10,800	$7,500	$5,000
Accounts payable	6,206	5,081	5,679
Accrued liabilities	8,771	8,532	13,688

Total current liabilities	25,777	21,113	24,367
Other liabilities	2,105	2,459	2,854

Total liabilities	27,882	23,572	27,221
Stockholders’ equity	28,679	36,359	46,627

	$56,561	$59,931	$73,848